UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

124 Washington Street, Suite 101

Foxborough, MA 02035

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 543-1720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UNBX	OTC*

*

On July 9, 2025, the Company’s common stock was suspended from trading on The Nasdaq Stock Market LLC and trades in the Company’s common stock an began being quoted on the OTC Pink Marketplace under the symbols “UNBX”. A Form 25 will be filed with the Securities and Exchange Commission to delist the Company’s common stock to remove such securities from registration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2025, Unity Biotechnology, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Craig R. Jalbert, the Company’s President and Secretary and sole director (in such capacity, the “Holder”), pursuant to which the Company agreed to issue and sell to the Holder one share of the Company’s newly designated Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Share”), for a purchase price of $1.00. The Purchase Agreement contains customary representations, warranties and covenants between the parties. The closing of the sale and purchase of the Series A Preferred Share was completed on July 22, 2025.

The terms of the Series A Preferred Share are set forth in a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) filed with the Secretary of State of Delaware and effective on July 21, 2025. Additional information regarding the rights, preferences, privileges and restrictions applicable to the Series A Preferred Share is set forth under Item 5.03 of this report.

Pursuant to the Purchase Agreement, the Holder has agreed to cast the votes represented by the Series A Preferred Share on any Dissolution Proposal (defined below) in the same proportion as shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), are cast for and against the Dissolution Proposal (provided that for the purposes of calculating such proportions (i) any broker non-votes and any abstentions will be treated as votes “against” the Dissolution Proposal, and (ii) any shares of Common Stock that are not voted on the Dissolution Proposal shall be excluded from such calculation). “Dissolution Proposal” means any proposal approved by the Company’s Board of Directors (the “Board”) and submitted to the vote of stockholders of the Company at a meeting of stockholders to approve the dissolution of the Company pursuant to Section 275 of the General Corporation Law of the State of Delaware (“DGCL”).

As previously disclosed, on June 27, 2025, the Board: (i) determined that it is in the best interests of the Company and its stockholders that the Company be dissolved in accordance with the DGCL pursuant to a Plan of Dissolution (the “Dissolution”); (ii) approved the Dissolution; and (iii) approved seeking stockholder approval of the Dissolution Proposal at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable. If the Dissolution Proposal is approved, the Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware in accordance with Delaware law to initiate the dissolution process. The exact timing of such filing will be subject to the discretion of the Board.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 and Item 5.03 of this report is incorporated under this Item by reference. The Purchaser is an “accredited investor” and the offer and sale of the Series A Preferred Share was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Company was able to rely upon this exemption because this issuance does not constitute a public offering of its shares.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure included in Item 5.03 of this report is incorporated under this Item by reference. Prior to the issuance of the Series A Preferred Share, stockholder approval of any Dissolution Proposal required the affirmative approval of a majority of the outstanding shares of Common Stock. Following the issuance of the Series A Preferred Share, stockholder approval of any Dissolution Proposal requires affirmative approval from a majority of the voting power of the shares of Common Stock and the Series A Preferred Share, voting together as a single class. Holder will cast the votes represented by the Series A Preferred Share on the Dissolution Proposal in the same proportion as votes of shares of Common Stock are cast for or against the Dissolution Proposal. Prior to the issuance of the Series A Preferred Share, abstentions and any other non-votes would have had the same effect as a vote against the Dissolution Proposal. Following the issuance of the Series A Preferred Share, abstentions and any other non-votes on the Dissolution will still technically have the same effect as a vote against such proposal, but because the Series A Preferred Share has a high number of votes and will vote in a manner that mirrors votes actually cast by the holders of Common Stock (which does not include abstentions or any other non-votes), abstentions and any other non-votes are expected to have minimal effect on the outcome of the vote on the Dissolution Proposal.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2025, the Company filed the Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Delaware, which sets forth the rights, preferences and privileges of the Series A Preferred Share. The Certificate of Designation designates one share of the Company’s preferred stock as Series A Preferred, and establishes and designates the preferences, rights and limitations thereof. Pursuant to the Certificate of Designation:

Convertibility. The Series A Preferred Share is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company.

Dividends. Upon the declaration of any dividend payable to holders of shares of capital stock of the Company, the Holder shall be entitled to receive an amount per share equal to $0.01 (payable out of funds legally available therefor), which amount shall be paid prior and in preference to any payment made to the holders of outstanding shares of the Common Stock.

Voting. The Series A Preferred Share will have 600,000,000 votes, but has the right to vote only on the Dissolution Proposal, and pursuant to the Share Purchase Agreement, the votes represented by the Series A Preferred Share must be voted in the same proportion as the votes of shares of Common Stock cast for or against such proposal. The Series A Preferred Share will vote together with the Common Stock as a single class on the Dissolution Proposal. The Series A Preferred Share has no other voting rights, except as may be required by the General Corporation Law of the State of Delaware.

Liquidation. Upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company pursuant to which assets of the Company or consideration received by the Company are to be distributed to the stockholders, the holder of the Series A Preferred Share will not be entitled to receive any such distributions.

Transfer Restrictions. The Series A Preferred Share may not be transferred at any time prior to stockholder approval the Dissolution Proposal without the prior written consent of the Company’s Board of Directors.

Automatic Transfer. The Series A Preferred Stock shall be transferred to the Company for no consideration automatically and with no further action required by the Company or the Holder immediately following the final adjournment of any meeting of stockholders at which the Company’s stockholders have approved the Dissolution Proposal. Following such automatic transfer, the Series A Preferred Share shall cease to be outstanding and the Holder shall cease to have any rights in respect thereof and the Series A Preferred Share shall be automatically retired and restored to the status of an authorized but unissued share of preferred stock of the Company.

The foregoing is only a summary of the terms of the Certificate of Designation and does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the timing and progress and results of the Company’s planned wind down and dissolution and obtaining stockholder approval thereof and the Company’s ability to sell, license, monetize and/or divest of one or more of the Company’s assets and technologies to realize potential benefit for its creditors and stockholders. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the Company’s ability to obtain stockholders approval of the Dissolution Proposal, that the Company may not realize any value from the sale, license, monetization and/or divestiture of one or more of the Company’s assets and technologies, and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, those risks and uncertainties included in the section entitled “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 22, 2025 and in the Company’s other filings with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

The Company will file with the SEC a proxy statement in connection with seeking stockholder approval of the Dissolution Proposal. The definitive proxy statement will be sent to the Company’s stockholders and will contain important information about the planned Dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed Dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with its proposed Dissolution, and any interest they have in the proposed Dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information about the Company’s current director and executive officer is set forth above. Copies of these documents may be obtained for free at the SEC’s website at www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Series A Preferred Stock of Unity Biotechnology, Inc., dated July 21, 2025.

10.1	Purchase Agreement, dated July 22, 2025, by and between Unity Biotechnology, Inc. and the purchaser named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: July 22, 2025	By:	/s/ Craig Jalbert
Craig Jalbert
President and Secretary

Exhibit 3.1

UNITY BIOTECHNOLOGY, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Unity Biotechnology, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the board of directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), on July 21, 2025, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.0001 per share, which is designated as “Series A Preferred Stock,” with the rights, preferences, privileges and restrictions set forth herein.

WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”), provides for a class of capital stock of the Corporation known as Preferred Stock, consisting of 10,000,000 shares, par value $0.0001 per share (the “Preferred Stock”), issuable from time to time in one or more series, and further provides that the Board of Directors is expressly authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such shares, and to determine the voting powers (full or limited, or no voting power), preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock be, and hereby is, authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of one share of Series A Preferred Stock and (iii) the Board of Directors hereby fixes the rights, preferences, privileges and restrictions of such share of Series A Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to all series of the Preferred Stock, as follows:

TERMS OF SERIES A PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock created hereby shall be designated as the Series A Preferred Stock (the “Series A Preferred Stock”), and the number of shares so designated shall be one (1) share. The share of Series A Preferred Stock shall have a par value of $0.0001 per share and will be uncertificated and represented in book-entry form.

2. Dividends. Upon the declaration of any dividend payable to holders of shares of capital stock of the Corporation, the holder of Series A Preferred Stock shall be entitled to receive an amount per share equal to $0.01 (payable out of funds legally available therefor), which amount shall be paid prior and in preference to any payment made to the holders of outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Corporation by reason of their ownership thereof.

3. Voting Rights. Except as otherwise provided by the Certificate of Incorporation or as required by law, the holder of the share of Series A Preferred Stock shall have the following voting rights:

3.1. The outstanding share of Series A Preferred Stock shall have 600,000,000 votes. The outstanding share of Series A Preferred Stock shall vote together with the outstanding shares of Common Stock as a single class exclusively with respect to any Dissolution Proposal (as defined below) and shall not be entitled to vote on any other matter except to the extent required under the DGCL. As used herein, the term “Dissolution Proposal” means any proposal approved by the Board of Directors and submitted to the stockholders of the Corporation to approve the dissolution of the Corporation pursuant to Section 275 of the Delaware General Corporation Law.

4. Liquidation and Other Distributions. Upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, pursuant to which assets of the Corporation or consideration received by the Corporation are to be distributed to the stockholders, the holder of Series A Preferred Stock shall not be entitled to receive any such distributions.

5. Transfer. The Series A Preferred Stock may not be Transferred at any time prior to stockholder approval of a Dissolution Proposal without the prior written consent of the Board of Directors. “Transferred” means, directly or indirectly, whether by merger, consolidation, share exchange, division, or otherwise, the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of the share of Series A Preferred Stock (or any right, title or interest thereto or therein) or any agreement, arrangement or understanding (whether or not in writing) to take any of the foregoing actions.

6. Automatic Transfer.

6.1. The outstanding share of Series A Preferred Stock shall be transferred to the Corporation for no consideration automatically and with no further action required by the Corporation or the holder of such share immediately following the final adjournment of any meeting of stockholders at which the stockholders of the Corporation have approved a Dissolution Proposal (any such transfer to the Corporation pursuant to this Section 6.1, the “Automatic Transfer”).

6.2. From and after the time at which the share of Series A Preferred Stock is transferred to the Corporation automatically in accordance with Section 6.1, such share of Series A Preferred Stock shall cease to be outstanding and the holder of such share of Series A Preferred Stock shall cease to have any rights in respect thereof. Immediately upon such Automatic Transfer, the share of Series A Preferred Stock transferred to the Corporation pursuant to this Certificate of Designation shall be automatically retired and restored to the status of an authorized but unissued share of Preferred Stock.

7. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

IN WITNESS WHEREOF, Unity Biotechnology, Inc. has caused this Certificate of Designation of Series A Preferred Stock to be duly executed by the undersigned duly authorized officer as of this 21st day of July, 2025.

UNITY BIOTECHNOLOGY, INC.

By:	/s/ Craig Jalbert
Craig Jalbert
President and Secretary

Exhibit 10.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made as of July 22, 2025, by and between the purchaser listed on Exhibit A attached hereto (the “Purchaser”) and Unity Biotechnology, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS: The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, one share of Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred”), for the purchase price of $1.00 (the “Purchase Price”).

WHEREAS: The Series A Preferred shall have the rights and preferences set forth in the Certificate of Designation of Series A Preferred Stock (the “Series A COD”), substantially in the form attached hereto as Exhibit A, which shall be filed by the Company with the Secretary of State of the State of Delaware prior to the Closing (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser agree as follows:

Article I: Sale and Purchase

1.1. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at the Closing (as defined below), one share of Series A Preferred for the Purchase Price. The sale and purchase of the share of Series A Preferred pursuant to this Agreement is referred to herein as the “Stock Purchase.”

1.2. At or prior to the Closing, the Purchaser will pay the Purchase Price by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchaser prior to the Closing, or by check or money order payable to the Company.

1.3. Subject to the satisfaction of each of the conditions set forth in Article IV and Article V hereof (to the extent not waived in accordance therewith), the closing of the Stock Purchase (the “Closing”) shall take place remotely via the exchange of documents and signatures within one business day after the date hereof or via such method and at such other time and place as is mutually agreed to by the Company and the Purchaser (the date on which such Closing occurs is hereinafter referred to as the “Closing Date”).

Article II: Covenants, Representations and Warranties of the Purchaser

The Purchaser hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and all such covenants, representations and warranties shall survive the Closing.

2.1. Power and Authorization. The Purchaser has the power, authority and capacity to execute and deliver this Agreement, to perform his or her obligations hereunder, and to consummate the Stock Purchase contemplated hereby.

2.2. Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and the consummation of the Stock Purchase will not materially violate, conflict with or result in a breach of or default under (i) any agreement or instrument to which the Purchaser is a party or by which the Purchaser or any of his or her assets are bound, or (ii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Purchaser.

2.3. Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Series A Preferred hereunder for investment for his or her own account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act.

2.4. No Public Market. The Purchaser acknowledges and agrees that no public market exists for the Series A Preferred and the share of Series A Preferred is subject to transfer restrictions as set forth herein and in the Series A COD.

2.5. Transfer Restrictions. The Purchaser acknowledges and agrees as follows:

(a) The Series A Preferred has not been registered for sale under the Securities Act, in reliance on Section 4(a)(2) of the Securities Act; the Company does not currently intend to register, and is under no obligation to register, the Series A Preferred under the Securities Act at any time in the future.

(b) The Purchaser understands that there are substantial restrictions on the transferability of the Series A Preferred and that the book-entry representing the Series A Preferred will bear a restrictive legend in substantially the following form and will be subject to a stop-transfer order):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO TRANSFER RESTRICTIONS AS SET FORTH IN THE CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchaser, and all such covenants, representations and warranties shall survive the Closing.

3.1. Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Stock Purchase contemplated hereby.

3.2. Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. The issuance of the Series A Preferred has been duly authorized by the Company. This Agreement, the issuance of the Series A Preferred and consummation of the Stock Purchase will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

3.3. Securities Law Matters. Assuming the accuracy of the Purchaser’s representations and warranties hereunder, the Series A Preferred issued pursuant to the Stock Purchase will be (i) exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (ii) issued in compliance with all applicable state and federal laws concerning the issuance of the Series A Preferred.

3.4. Validity of the Series A Preferred. The share of Series A Preferred to be issued pursuant to this Agreement at the Closing (a) has been duly authorized by the Company and, upon its issuance pursuant to the Stock Purchase in accordance with the terms of this Agreement, the Series A Preferred will be validly issued, fully paid and non-assessable and (b) will not, as of the date of issuance, be subject to any preemptive, participation, rights of first refusal or other similar rights.

Article IV: Conditions to Company’s Obligations at Closing

The Company’s obligation to complete the Stock Purchase and deliver the Series A Preferred to the Purchaser in exchange for the Purchase Price shall be subject to the following conditions to the extent not waived by the Company:

4.1. Representation and Warranties. The representations and warranties made by the Purchaser in Article II hereof shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

4.2. Performance. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it at or prior to the Closing.

Article V: Conditions to Purchaser’s Obligations at Closing

The Purchaser’s obligation to deliver the Purchase Price and accept delivery of the Series A Preferred and to effect the Stock Purchase shall be subject to the following conditions to the extent not waived by the Purchaser:

5.1. Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

5.2. Performance. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it at or prior to the Closing.

5.3. Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

5.4. Certificate of Designation. The Company shall have filed the Series A COD with the Secretary of State of the State of Delaware, and the Series A COD shall remain in full force and effect as of the Closing.

Article VI: Purchaser Agreements

6.1. Voting Agreement. Purchaser hereby covenants and agrees to cast all votes to which Purchaser is entitled by virtue of holding the share of Series A Preferred (which shall have 600,000,000 votes) on any Dissolution Proposal (as defined in the Series A COD) in the same proportion as votes of shares of Common Stock are cast for or against the Dissolution Proposal; provided, that for purposes of calculating the proportion set forth in the foregoing clause of this Section 6.1, (i) any (a) broker non-votes (if any) and (b) instances in which a holder of Common Stock submits a proxy or ballot and affirmatively marks “abstain” on such proxy or ballot will be treated as votes “against” the Dissolution Proposal and (ii) any shares of Common Stock that are not voted on the Dissolution Proposal shall be excluded from such calculation. For the avoidance of doubt, and for illustrative purposes only, if 30% of the aggregate votes cast by the holders of Common Stock in connection with Dissolution Proposal are voted against the Dissolution Proposal (including broker non-votes (if any) and abstentions) and 70% of the aggregate votes cast by the holders of Common Stock in connection with the Dissolution Proposal are voted in favor thereof, then 30% of the votes cast by Purchaser with respect to the Series A Preferred in connection with the Dissolution Proposal shall be voted against the Dissolution Proposal and 70% of such votes shall be voted in favor of the Dissolution Proposal.

6.2. Stock Power and Power of Attorney. The term “Automatic Transfer” as used in this Section 6.2 shall have the meaning set forth in the Series A COD. This Agreement constitutes an irrevocable stock power and power of attorney of the Purchaser with respect to the Series A Preferred, and the Purchaser hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series A Preferred on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Automatic Transfer in accordance with the terms of the Series A COD. The Purchaser further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series A Preferred to the Company in connection with the Automatic Transfer.

Article VII: Miscellaneous

7.1. Entire Agreement. This Agreement and any other documents and agreements executed in connection with this Agreement or the Stock Purchase, including the Series A COD, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Company and the Purchaser and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned without the prior written consent of the other party to this Agreement, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect.

7.2. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to this Agreement.

7.3. Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. No party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

7.4. Costs and Expenses. The Purchaser and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

7.5. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.5.

7.6. Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Delaware, without reference to its choice of law rules.

7.7. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

7.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed, or caused to be executed on its behalf by an agent there unto duly authorized, this Purchase Agreement as of the date first above written.

UNITY BIOTECHNOLOGY, INC.

By:	/s/ Craig R. Jalbert
Name:	Craig R. Jalbert
Title:	President and Secretary

Address:	124 Washington St. Suite 101 Foxborough, MA 02035

PURCHASER:

/s/ Craig Jalbert
Craig Jalbert